GOLDMAN SACHS TRUST

Goldman Sachs Absolute Return Tracker Fund
Goldman Sachs Dynamic Allocation Fund
(collectively, the “Funds”)
Supplement dated September 22, 2011 to the
Prospectus dated April 29, 2011 (the “Prospectus”)

Katinka Domotorffy, Chief Investment Officer (“CIO”) and head of Goldman Sachs Asset Management’s (“GSAM”) Quantitative Investment Strategies (“QIS”) team, has announced her intention to retire from GSAM at the end of 2011. Ms. Domotorffy’s responsibilities as CIO of Macro Alpha Strategies will continue to be shared by William Fallon.

Effective December 31, 2011, Ms. Domotorffy will retire and will no longer have portfolio management responsibilities with respect to the Funds.

Effective immediately, the second paragraph of the “Summary—Portfolio Management—Portfolio Managers” section of the Prospectus with respect to Goldman Sachs Dynamic Allocation Fund is replaced in its entirety with the following:

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, has managed the Fund since 2010; William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Fund since 2010; Osman Ali, CFA, Vice President, has managed the Fund since 2011; and Steve Jeneste, CFA, Managing Director, has managed the Fund since 2011.

Effective immediately, in the “Service Providers—Fund Managers” section of the Prospectus, the following row is added to the “Quantitative Investment Strategies Team” table:

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steve Jeneste, CFA Managing Director	Portfolio Manager— Dynamic Allocation	Since 2011	Mr. Jeneste joined the Investment Adviser as a member of the quantitative strategies team in 1998. Steve has led multi-strategy portfolio management for the Quantitative Investment Strategies team since August 2001.

Effective immediately, in the “Service Providers—Fund Managers” section of the Prospectus, the reference to William Fallon in the “Quantitative Investment Strategies Team” table is replaced with the following:

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
William Fallon, Ph.D. Managing Director, Chief Investment Officer of Macro Alpha Strategies	Portfolio Manager—Dynamic Allocation Fund	Since 2010	Mr. Fallon joined the Investment Adviser as a member of the Quantitative Investment Strategies team in 1998. He is Chief Investment Officer of Macro Alpha Strategies

Effective immediately, the paragraph immediately following the above-referenced table is replaced in its entirety with the following:

Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of the QIS team and William Fallon, Ph.D., Chief Investment Officer—Macro Alpha Strategies, are ultimately responsible for the Funds’ investment process. Ms. Domotorffy also manages the implementation and execution process. Jonathan Sheridan is a Managing Director and serves as the Head of the Financial Solutions Group in the QIS team. Matthew Hoehn is a Vice President and works in the Financial Solutions Group in the QIS team. Mr. Ali is a Vice President and member of the research and portfolio management team within the QIS team. Mr. Jeneste is a member of the research and portfolio management team within the QIS team. The strategic and tactical allocations of the Fund are model-driven and generated by a computer-powered optimizer. The portfolio management team collectively decides on constraints and adjustments to the trades generated by the quantitative models.

Effective December 31, 2011, all references to Katinka Domotorffy are removed from the Prospectus in their entirety.

This Supplement should be retained with your Prospectuses for future reference.

SELSATPMSTK 09-11